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                                                              Exhibit 23(b)



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



                    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 3, 1994 included or incorporated by reference in UNR Industries, Inc.'s Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this Registration Statement.


                                             Arthur Andersen LLP


          Chicago, Illinois,
          September 8, 1994